Exhibit 99.3

VALUATION ANALYSIS

Valuation of the Offeror

A. Overview

Rothschild Inc. (“Rothschild”) has performed an analysis of the estimated value of the Offeror on a going-concern basis as of September 30, 2011.

In preparing its analysis, Rothschild has, among other things: (i) reviewed certain recent publicly available financial results of the Offeror; (ii) reviewed certain internal financial and operating data of the Offeror, including the business plan projections prepared and provided by the Offeror’s management relating to its business and its prospects; (iii) discussed with certain senior executives the current operations and prospects of the Offeror; (iv) reviewed certain operating and financial forecasts prepared by the Offeror, including the business plan projections in this offering memorandum (the “Projections”); (v) discussed with certain senior executives of the Offeror key assumptions related to the Projections; (vi) prepared discounted cash flow analyses based on the Projections, utilizing various discount rates; (vii) considered the market value of certain publicly-traded companies in businesses reasonably comparable to the operating businesses of the Offeror; (viii) considered the value assigned to certain precedent change-in-control transactions for businesses similar to the Offeror, and (ix) conducted such other analyses as Rothschild deemed necessary under the circumstances. Rothschild also has considered a range of potential risk factors, including: (a) the Offeror’s capital structure; and (b) their ability to meet projected growth targets. Rothschild assumed, without independent verification, the accuracy, completeness, and fairness of all of the financial and other information available to it from public sources or as provided to Rothschild by the Offeror or their representatives. Rothschild also assumed that the Projections have been reasonably prepared on a basis reflecting the Offeror’s best estimates and judgment as to future operating and financial performance. Rothschild did not make any independent evaluation or appraisal of the Offeror’s assets or liabilities, nor did Rothschild verify any of the information it reviewed. To the extent the valuation is dependent upon the recapitalized Offeror’s achievement of the Projections, the valuation must be considered speculative. Rothschild does not make any representation or warranty as to the fairness of the terms of the Plan.

In addition to the foregoing, Rothschild relied upon the following assumptions with respect to the valuation of the Offeror:

•	The Offeror is successfully recapitalized and completes an out of court exchange or effectuates a prepackaged bankruptcy.

•	The Offeror is able to emerge from the restructuring process with a viable capital structure and adequate liquidity.

•	The Offeror successfully performs to the levels specified in its Business Plan.

•	No significant disruption of operations (e.g. no unanticipated customer losses).

•	Capital markets consistent with those that exist as of September 30, 2011.

As a result of such analyses, review, discussions, considerations, and assumptions, Rothschild estimates the Offeror’s total enterprise value (“TEV”) at approximately $305 million to $350 million. Rothschild reduced such TEV estimates by the estimated pro forma total debt outstanding for the Offeror of approximately $132.8 million to estimate the implied recapitalized equity value of the Offeror. Rothschild estimates that the Offeror’s implied total recapitalized equity value will range from $172.2 million to $217.2 million. The recapitalization transaction is based on a Set-up TEV of $320.0 million, however, the Rights Offering will be effectuated at a 20% discount to the implied set-up equity value of $187.2 million. The adjusted equity value for the Rights Offering is therefore $149.8 million and the related adjusted TEV is $282.6 million.

OUT-OF-COURT EXCHANGE:

Valuation Comparison ($ in millions)

	Set-Up Value	Rothschild Valuation
		Low	High
Enterprise Value	$320.0	$305.0	$350.0
Less: New Revolver	—	—	—
Less: New Term Loan	(132.8)	(132.8)	(132.8)

Implied equity value	$187.2	$172.2	$217.2

RO discount	20.0%

Equity Value	$149.8

Recovery Comparison ($ in millions)	Assumes 0% Cash Out Participation			Assumes 100% Cash Out Participation
	Set-Up Value	Rothschild Valuation		Set-Up Value	Rothschild Valuation
		Low	High		Low	High

Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

Class 3: First-Lien Lenders Total Claim(1)	197.8	197.8	197.8	197.8	197.8	197.8
Class 3 Recovery:
- Cash Proceeds from Rights Offering	65.0	65.0	65.0	65.0	65.0	65.0
- New Term Loan	132.8	132.8	132.8	132.8	132.8	132.8

Total Class 3 Recovery	197.8	197.8	197.8	197.8	197.8	197.8
Total Class 3 Recovery %	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Class 4: Second-Lien Lenders Total Claim(2)	19.4	19.4	19.4	19.4	19.4	19.4
Class 4 Recovery:
- PF Equity Ownership %	12.949%	12.949%	12.949%	12.949%	12.949%	12.949%
- Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

Total Class 4 Recovery	19.4	22.3	28.1	19.4	22.3	28.1
Total Class 4 Recovery %(3)	100.0%	115.0%	145.0%	100.0%	115.0%	145.0%

Class 5: Aquilex Senior Notes Total Claim(4)	240.7	240.7	240.7	220.7	220.7	220.7
Class 5 Recovery (if 0% participation in the Rights Offering):
- PF Equity Ownership %	33.268%	33.268%	33.268%	29.775%	29.775%	29.775%
- Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

- PF Equity Value	49.8	57.3	72.3	44.6	51.3	64.7
- Noteholder Cash Option Amount(5)	—	—	—	—	—	—
- Consent Payment Amount(6)	0.6	0.6	0.6	—	—	—

Total Class 5 Recovery	50.4	57.9	72.8	44.6	51.3	64.7
Total Class 5 Recovery % of total claim	20.9%	24.0%	30.3%	20.2%	23.2%	29.3%
Total Class 5 Recovery % of face amount	22.4%	25.7%	32.4%	21.6%	24.9%	31.4%

	Set-Up Value	Rothschild Valuation		Set-Up Value	Rothschild Valuation
		Low	High		Low	High

Class 5 Recovery (if 100% participation in the Rights Offering):
- PF Equity Ownership %	86.676%	86.676%	86.676%	78.740%	78.740%	78.740%
- Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

- PF Equity Value	129.8	149.3	188.3	117.9	135.6	171.1
Less: Rights Offering Amount Invested	$(80.0)	$(80.0)	$(80.0)	$(73.3)	$(73.3)	$(73.3)

- Common Stock Value, net	$49.8	$69.3	$108.3	$44.6	$62.3	$97.7

- Consent Payment Amount(6)	0.6	0.6	0.6	—	—	—

Total Class 5 Recovery	50.4	69.8	108.9	44.6	62.3	97.7
Total Class 5 Recovery % of total claim	20.9%	29.0%	45.2%	20.2%	28.2%	44.3%
Total Class 5 Recovery % of face amount	22.4%	31.0%	48.4%	21.6%	30.2%	47.4%

(1)	Includes revolver balance of $36.0 million and term loan balance of $161.8 million. Assumes $13.2 million of letters of credit do not get drawn.
(2)	Includes principal balance of $15.0 million, accrued 2.75% upfront fees and accrued interest of $0.4 million as of January 31, 2012E; also includes $3.6 million Backstop Commitment Fee.
(3)	Given the complexities of the entire transactions and the fact that Existing Second Lien Lenders are also the Backstop Parties and Consenting Noteholders, consisting of approximately 92% of the outstanding principal amount of the Aquilex Senior Notes, segregating returns for each of these claims is inherently complex as the economics benefits to these parties are inherently tied to the overall transaction and its ability to be effectuated.
(4)	For 0% Cash out participation, assumes Aquilex Senior Notes principal balance of $225.0 million and accrued unpaid interest of $15.7 million as of January 31, 2012E. For 100% Cash out participation, assumes Aquilex Senior Notes principal balance of $206.3 million and accrued unpaid interest of $14.4 million as of January 31, 2012E.
(5)	For 100% Cash out participation, assumes 75% of the holders of the Aquilex Senior Notes, other than the Backstop Parties, are accredited investors and cash out at 24.8% of par and the remaining 25% of the holders of the Aquilex Senior Notes, other than the Backstop Parties, are non-accredited investors and cash out at 37.5% of par, total amount of cash out payments is approximately $5.2 million.
(6)	Assumes consent fee of 3% payable to all the holders of the Aquilex Senior Notes, other than the Backstop Parties, participating in the exchange or electing the cash out option (assumed to be 100% for illustrative purposes). Under the 100% cash out participation case, the Consent Fee amounts are excluded to isolate the recoveries associated with the remaining Aquilex Senior Notes.

IN-COURT EXCHANGE:

Valuation Comparison ($ in millions)

	Set-Up	Rothschild Valuation
	Value	Low	High
Enterprise Value	$320.0	$305.0	$350.0
Less: New Revolver	—	—	—
Less: New Term Loan	(132.8)	(132.8)	(132.8)

Implied equity value	$187.2	$172.2	$217.2

RO discount	20.0%

Equity Value	$149.8

Recovery Comparison ($ in millions)	Assumes 0% Cash Out Participation			Assumes 100% Cash Out Participation
	Set-Up Value	Rothschild Valuation		Set-Up Value	Rothschild Valuation
		Low	High		Low	High

Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

Class 3: First-Lien Lenders Total Claim(1)	197.8	197.8	197.8	197.8	197.8	197.8
Class 3 Recovery:
- Cash Proceeds from Rights Offering	65.0	65.0	65.0	65.0	65.0	65.0
- New Term Loan	132.8	132.8	132.8	132.8	132.8	132.8

Total Class 3 Recovery	197.8	197.8	197.8	197.8	197.8	197.8
Total Class 3 Recovery %	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Class 4: Second-Lien Lenders Total Claim(2)	19.7	19.7	19.7	19.7	19.7	19.7
Class 4 Recovery:
- PF Equity Ownership %	13.144%	13.144%	13.144%	13.144%	13.144%	13.144%
- Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

Total Class 4 Recovery	19.7	22.6	28.6	19.7	22.6	28.6
Total Class 4 Recovery %(3)	100.0%	115.0%	145.0%	100.0%	115.0%	145.0%

Class 5: Aquilex Senior Notes Total Claim(4)	240.7	240.7	240.7	220.7	220.7	220.7
Class 5 Recovery (if 0% participation in the Rights Offering):
- PF Equity Ownership %	30.110%	30.110%	30.110%	26.845%	26.845%	26.845%
- Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

- PF Equity Value	$45.1	$51.9	$65.4	$40.2	$46.2	$58.3
- Noteholder Cash Option Amount(5)	—	—	—	—	—	—
- Consent Payment Amount(6)	—	—	—	—	—	—

Total Class 5 Recovery	45.1	51.9	65.4	40.2	46.2	58.3
Total Class 5 Recovery % of total claim	18.7%	21.5%	27.2%	18.2%	21.0%	26.4%
Total Class 5 Recovery % of face amount	20.0%	23.0%	29.1%	19.5%	22.4%	28.3%

	Set-Up Value	Rothschild Valuation		Set-Up Value	Rothschild Valuation
		Low	High		Low	High
Class 5 Recovery (if 100% participation in the Rights Offering):
- PF Equity Ownership %	83.518%	83.518%	83.518%	75.811%	75.811%	75.811%
- Equity value	$149.8	$172.2	$217.2	$149.8	$172.2	$217.2

- PF Equity Value	125.1	143.8	181.4	113.6	130.6	164.7
Less: Rights Offering Amount Invested	$(80.0)	$(80.0)	$(80.0)	$(73.3)	$(73.3)	$(73.3)

- Common Stock Value, net	$45.1	$63.8	$101.4	$40.2	$57.2	$91.3

- Consent Payment Amount(6)	—	—	—	—	—	—

Total Class 5 Recovery	45.1	63.8	101.4	40.2	57.2	91.3
Total Class 5 Recovery % of total claim	18.7%	26.5%	42.1%	18.2%	25.9%	41.4%
Total Class 5 Recovery % of face amount	20.0%	28.4%	45.1%	19.5%	27.7%	44.3%

(1)	Includes revolver balance of $36.0 million and term loan balance of $161.8 million. Assumes $13.2 million of letters of credit do not get drawn.
(2)	Includes principal balance of $15.0 million, accrued 2.75% upfront fees and accrued interest of $0.7 million as of March 31, 2012E; also includes $3.6 million Backstop Commitment Fee.
(3)	Given the complexities of the entire transactions and the fact that Existing Second Lien Lenders are also the Backstop Parties and Consenting Noteholders, consisting of approximately 92% of the of the outstanding principal amount of the Aquilex Senior Notes, segregating returns for each of these claims is inherently complex as the economics benefits to these parties are inherently tied to the overall transaction and its ability to be effectuated.
(4)	For 0% Cash out participation, assumes Aquilex Senior Notes principal balance of $225.0 million and accrued unpaid interest of $15.7 million as of January 31, 2012E (assumed filing date). For 100% Cash out participation, assumes Aquilex Senior Notes principal balance of $206.3 million and accrued unpaid interest of $14.4 million as of January 31, 2012E (assumed filing date).
(5)	For 100% Cash out participation, assumes 75% of the holders of the Aquilex Senior Notes, other than the Backstop Parties, are accredited investors and cash out at 22.3% of par and the remaining 25% of the holders of the Aquilex Senior Notes, other than the Backstop Parties, are non-accredited investors and cash out at 37.5% of par, total amount of cash out payments is approximately $4.9 million.
(6)	Assumes no consent fee is payable in an in-court exchange.

Any variance to the Business Plan could have a material impact on the valuation and recoveries achieved. These estimated ranges of values and recoveries are based on a hypothetical value that reflects the estimated intrinsic value of the Offeror derived through the application of various valuation methodologies. The implied recapitalized equity value ascribed in this analysis does not purport to be an estimate of the post- recapitalization market trading value. Such trading value may be materially different from the implied recapitalized equity value ranges associated with Rothschild’s valuation analysis. Rothschild’s estimate is based on economic, market, financial, and other conditions as they exist on, and on the information made available as of September 30, 2011. It should be understood that, although subsequent developments may affect Rothschild’s conclusions, Rothschild does not have any obligation to update, revise, or reaffirm its estimate. The summary set forth above does not purport to be a complete description of the analyses performed by Rothschild. The preparation of an estimate involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods in the particular circumstances and, therefore, such an estimate is not readily susceptible to summary description. The value of an operating business is subject to uncertainties and contingencies that are difficult to predict and will fluctuate with changes in factors affecting the financial conditions and prospects of such a business. As a result, the estimate of implied recapitalized equity value set forth herein is not necessarily indicative of actual outcomes, which may be significantly more or less favorable than those set forth herein. In addition, estimates of implied recapitalized equity value do not purport to be appraisals, nor do they necessarily reflect the values that might be realized if assets were sold. The estimates prepared by Rothschild assume that the recapitalized Offeror will continue as the owner and operator of their businesses and assets and that such assets are operated in accordance with the Offeror’s Business Plan. Depending on the results of the Offeror’s operations or changes in the financial markets, Rothschild’s valuation analysis as of the Effective Date may differ materially from that disclosed herein.

In addition, the valuation of newly issued securities, such as the New Participating Preferred Units and the New Common Units, is subject to additional uncertainties and contingencies, all of which are difficult to predict. Actual market prices of such securities at issuance will depend upon, among other things, prevailing interest rates, conditions in the financial markets and other factors that generally influence the prices of securities. Actual market prices of such securities also may be affected by other factors not possible to predict. Accordingly, the implied recapitalized equity value estimated by Rothschild does not necessarily reflect, and should not be construed as reflecting, values that will be attained in the public or private markets.

B. Valuation Methodology

The following is a brief summary of certain financial analyses performed by Rothschild to arrive at its range of estimated Enterprise Value and Equity Value. Rothschild’s valuation analysis must be considered in whole. Reliance on only one of the methodologies used, or portions of the analysis performed, could create a misleading or incomplete conclusion as to Enterprise Value and Equity Value. The summary set forth below does not purport to be a complete description of the analyses performed by Rothschild.

(i) Discounted Cash Flow Analysis

The discounted cash flow (“DCF”) analysis is a forward-looking enterprise valuation methodology that estimates the value of an asset or business by calculating the present value of expected future cash flows to be generated by that asset or business. Under this methodology, projected future cash flows are discounted by the business’ weighted average cost of capital (the “Discount Rate”). The Discount Rate reflects the estimated blended rate of return that would be required by debt and equity investors to invest in the business based on its target capital structure. The Enterprise Value was determined by calculating the present value of the recapitalized Offeror’s unlevered after-tax free cash flows based on the Projections plus an estimate for the value of the recapitalized Offeror beyond the Projection Period known as the terminal value. The terminal value was derived by applying a multiple to the recapitalized Offeror’s 2014 Terminal Year EBITDA discounted back to September 30, 2011 by the Discount Rate. To estimate the Discount Rate, Rothschild used the cost of equity and the after-tax cost of debt for the recapitalized Offeror, assuming a targeted pro forma debt-to-total capitalization ratio of the recapitalized Offeror. In determining EBITDA terminal multiples, Rothschild relied upon various analyses including a review of trading multiples for companies that are similar to Aquilex in terms of end markets and industrial nature of operations. Although formulaic methods are used to derive the key estimates for the DCF methodology, their application and interpretation still involve complex considerations and judgments concerning potential variances in the projected financial and operating characteristics of the recapitalized Offeror, which in turn affect its cost of capital and terminal multiples. In applying the above methodology, Rothschild utilized the Projections for the period beginning October 1, 2011, and ending December 31, 2014, to derive unlevered after-tax free cash flows. Free cash flow includes sources and uses of cash not reflected in the income statement, such as capital expenditures, cash taxes, changes in working capital and other cash flows. These cash flows, along with the terminal value, are discounted back to September 30, 2011 using a range of Discount Rates calculated in a manner described above to arrive at a range of Enterprise Values.

(ii) Comparable Company Analysis

The comparable company valuation analysis estimates the value of a company based on a relative comparison with other publicly traded companies with similar operating and financial characteristics. Under this methodology, the enterprise value for each selected public company was determined by examining the trading prices for the equity securities of such company in the public markets and adding the aggregate amount of outstanding net debt for such company (at book value) and minority interests. Those enterprise values are commonly expressed as multiples of various measures of operating statistics, most commonly EBITDA. In addition, each of the selected public company’s operational performance, operating margins, profitability, leverage and business trends were examined. Based on these analyses, financial multiples and ratios are calculated to apply to the recapitalized Offeror’s actual and projected operational performance. Rothschild focused primarily on EBITDA multiples of the selected comparable companies to value the recapitalized Offeror.

A key factor to this approach is the selection of companies with relatively similar business and operational characteristics to the recapitalized Offeror. Common criteria for selecting comparable companies for the analysis include, among other relevant characteristics, similar lines of businesses, business risks, growth prospects, maturity of businesses, location, market presence and size and scale of operations. The selection of appropriate comparable companies is often difficult, a matter of judgment, and subject to limitations due to sample size and the availability of meaningful market-based information. It should be noted that none of the selected companies is either identical or directly comparable to the Offeror.

Rothschild calculated market multiples for the peer group based on 2011 and 2012 estimated EBITDA, by dividing the appropriate enterprise value of each comparable company as of September 30, 2011 by the consensus 2011 and 2012 projections as estimated by equity research analysts. In determining the applicable multiple ranges, Rothschild considered a variety of factors, including both qualitative attributes and quantitative measures such as historical and projected revenue, profitability, cost structure, EBITDA, size, growth and similarity in business lines. Rothschild then applied the range of multiples described above to the Offeror’s 2011E and 2012E EBITDA to determine a range of Enterprise Values.

(iii) Precedent Transactions Analysis

The precedent transactions analysis estimates value by examining public merger and acquisition transactions. The valuations paid in such acquisitions or implied in such mergers are analyzed as ratios of various financial results. These transaction multiples are calculated based on the purchase price (including any debt assumed) paid to acquire companies that are comparable to the recapitalized Offeror. Rothschild reviewed recent M&A transactions of companies that are similar to Aquilex in terms of end markets and industrial nature of operations. Many of the transactions analyzed occurred in different fundamental and other market conditions from those prevailing in the marketplace currently and therefore may not be the best indication of value in the current market. Rothschild focused mainly on EBITDA multiples in comparing the valuations of the selected companies involved in the relevant precedent transactions. The analysis of selected precedent transactions necessarily involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition value of the companies concerned. The reasons for and circumstances surrounding each acquisition transaction are specific to such transaction and there are inherent differences between the businesses, operations, and prospects of each target. Therefore, qualitative judgments must be made concerning the differences between the characteristics of these transactions and other factors, and issues that could affect the price an acquirer is willing to pay in an acquisition. The number of completed transactions for which public data is available also limits this analysis. Furthermore, the data available for all the precedent transactions may have discrepancies due to varying sources of information.

THE FOREGOING VALUATION IS BASED UPON A NUMBER OF ESTIMATES AND ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES BEYOND THE CONTROL OF THE OFFEROR OR THE RECAPITALIZED OFFEROR. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE RANGES REFLECTED IN THE VALUATION WOULD BE REALIZED IF THE PLAN WERE TO BECOME EFFECTIVE, AND ACTUAL RESULTS COULD VARY MATERIALLY FROM THOSE SHOWN HERE. THE OFFEROR’S PROJECTIONS ON WHICH THE VALUATION WAS BASED ARE UNAUDITED AND MAY NOT HAVE BEEN PREPARED IN COMPLIANCE WITH ACCOUNTING PRINCIPALS, INCLUDING GAAP. THE ESTIMATED CALCULATION OF ENTERPRISE VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS AS SET FORTH IN THE OFFEROR’S BUSINESS PROJECTIONS, AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS, NONE OF WHICH ARE GUARANTEED AND MANY OF WHICH ARE OUTSIDE OF THE OFFEROR’S CONTROL, THE FOREGOING VALUATION COULD BE MATERIALLY AFFECTED BY THE RISK FACTORS DISCUSSED IN THE “RISK FACTORS” SECTION OF THIS OFFERING MEMORANDUM.

THE CALCULATIONS OF VALUE SET FORTH HEREIN REPRESENT ESTIMATED RECAPITALIZED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE STATED HEREIN DOES NOT PURPORT TO BE AN ESTIMATE OF THE POST-RECAPITALIZATION MARKET VALUE. SUCH VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE RECAPITALIZED EQUITY VALUE RANGES ASSOCIATED WITH THIS VALUATION ANALYSIS. NO RESPONSIBILITY IS TAKEN BY ROTHSCHILD FOR CHANGES IN MARKET CONDITIONS AND NO OBLIGATIONS ARE ASSUMED TO REVISE THIS CALCULATION OF THE OFFEROR’S VALUE TO REFLECT EVENTS OR CONDITIONS THAT SUBSEQUENTLY OCCUR. THE CALCULATIONS OF VALUE DO NOT CONFORM TO THE UNIFORM STANDARDS OF PROFESSIONAL APPRAISAL PRACTICE OF THE APPRAISAL FOUNDATION.